Employee Benefit Plan	12 Months Ended
Dec. 31, 2016
Postemployment Benefits [Abstract]
Employee Benefit Plan

Note 14 – Employee Benefit Plan

A 401(k) plan is available to all of our employees after meeting certain requirements. The plan permits employees to make contributions up to 90% of their salary, up to statutory limits, which was $18,000 in 2016 and 2015 and $17,500 in 2014. We match 100% of participants basic contribution up to 6% of eligible compensation. Employees may participate in the plans immediately and certain employees are not eligible for matching contributions until after a 90-day waiting period. Aggregate matching contributions made by us were $3.8 million, $4.0 million and $3.8 million during the years ended December 31, 2016, 2015 and 2014.